UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005
Gray Television, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-13796	58-0285030

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia		30319

(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code) (404) 504-9828
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 3, 2006, Gray Television, Inc., a Georgia corporation (“Gray”) issued a press release announcing the completion of the previously announced spinoff by Gray of Triple Crown Media, Inc., effective December 30, 2005. Gray also announced that immediately prior to the spinoff, Gray contributed its newspaper publishing and Graylink wireless businesses to Triple Crown Media, Inc. in return for a $45.0 million cash distribution to Gray, which Gray used to reduce its outstanding indebtedness. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	None.

(b)	Pro Forma Financial Information.
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
     The following unaudited pro forma condensed balance sheet of Gray as of September 30, 2005 and the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2005 and 2004 and years ended December 31, 2004, December 31, 2003 and December 31, 2002 are based on the unaudited condensed historical consolidated balance sheet and consolidated statement of operations of Gray as of and for the nine months ended September 30, 2005, the unaudited condensed historical statement of operations of Gray as of and for the nine months ended September 30, 2004 and the consolidated statements of operations for the years ended December 31, 2004, December 31, 2003 and December 31, 2002. The unaudited pro forma condensed balance sheet and unaudited pro forma condensed statements of operations give effect to the spinoff of the publishing and Graylink wireless businesses of Gray on December 30, 2005.
     The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under the circumstances. This unaudited pro forma condensed balance sheet and statements of operations should be read in conjunction with Gray’s Consolidated Financial Statements and the Notes thereto for the year ended December 31, 2004 (as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004) and for the nine months ended September 30, 2005 (as filed in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2005).

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
As of September 30, 2005
(in thousands)

		Spinoff of
		Publishing
		and Graylink
		Wireless	Pro Forma
	Historical	Businesses (a)	Adjustments		Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$4,056	$—	$45,000	(b)
			(45,330	)(c)	$3,726
Trade accounts receivable, net	53,455	(5,532)	—		47,923
Inventories	904	(904)	—		—
Current portion of program broadcast rights, net	10,291	—	—		10,291
Related party receivable	1,169	—	—		1,169
Other current assets	3,448	(210)	—		3,238

Total current assets	73,323	(6,646)	(330)		66,347

Property and equipment:
Land	19,648	(560)	—		19,088
Buildings and improvements	40,472	(6,549)	—		33,923
Equipment	225,619	(20,336)	—		205,283

	285,739	(27,445)	—		258,294
Accumulated depreciation	(129,091)	17,535	—		(111,556)

	156,648	(9,910)	—		146,738
Deferred loan costs, net	10,273	—	—		10,273
Broadcast licenses	934,742	(4,006)	—		930,736
Goodwill	158,378	(16,779)	—		141,599
Other intangible assets, net	2,255	—	—		2,255
Investment in broadcasting company	13,599	—	—		13,599
Other	2,965	(60)	—		2,905

Total assets	$1,352,183	$(37,401)	$(330)		$1,314,452

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued) (Unaudited)
As of September 30, 2005
(in thousands)

		Spinoff of
		Publishing
		and Graylink
		Wireless	Pro Forma
	Historical	Businesses (a)	Adjustments		Pro Forma
Liabilities and stockholders’ equity:
Current liabilities:
Trade accounts payable	$3,178	$(364)	$—		$2,814
Employee compensation and benefits	7,977	(912)	—		7,065
Current portion of accrued pension costs	2,766	—	—		2,766
Accrued interest	6,968	—	—		6,968
Other accrued expenses	11,286	(464)	—		10,822
Dividends payable	—	—	—		—
Federal and state income taxes	1,699	(314)	—		1,385
Current portion of program broadcast obligations	11,988	—	—		11,988
Acquisition related liabilities	641	—	—		641
Deferred revenue	2,155	(2,003)	—		152
Current portion of long-term debt	2,076	—	—		2,076

Total current liabilities	50,734	(4,057)	—		46,677
Long-term debt, less current portion	630,930	—	(45,330	)(c)	585,600
Program broadcast obligations, less current portion	986	—	—		986
Deferred income taxes	246,563	(2,336)	—		244,227
Other	6,567	(118)	—		6,449

Total liabilities	935,780	(6,511)	(45,330)		883,939

Redeemable Serial Preferred Stock, no par value; cumulative; convertible; designated 5 shares, respectively, issued and outstanding 4 shares $(39,640 aggregate liquidation value)	39,068	—	—		39,068

Stockholders’ equity:
Common Stock, no par value; authorized 100,000 shares, issued 45,139 shares	406,358	—	39,695	(b)	446,053
Class A Common Stock, no par value; authorized 15,000 shares; issued 7,332 shares	11,037	—	5,305	(b)	16,342
Retained earnings	12,048	(30,890)			(18,842)
Accumulated other comprehensive loss, net of tax	(1,414)	—	—		(1,414)
Unearned compensation	(834)	—	—		(834)

	427,195	(30,890)	45,000		441,305
Treasury Stock at cost, Common Stock, 2,092 shares	(27,461)	—	—		(27,461)
Treasury Stock at cost, Class A Common Stock, 1,579 shares	(22,399)	—	—		(22,399)

Total stockholders’ equity	377,335	(30,890)	45,000		391,445

Total liabilities and stockholders’ equity	$1,352,183	$(37,401)	$(330)		$1,314,452

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2005
(in thousands except for per share data)

		Spinoff of
		Publishing
		and Graylink
		Wireless	Pro Forma
	Historical	Businesses (a)	Adjustments		Pro Forma
Operating revenues:
Broadcasting (less agency commissions)	$188,578	$—	$—		$188,578
Publishing and other	39,314	(39,314)	—		—

	227,892	(39,314)	—		188,578

Expenses:
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	118,298	—	—		118,298
Publishing and other	29,339	(28,880)	—		459
Corporate and administrative	11,400	—	—		11,400
Depreciation	18,557	(1,233)	—		17,324
Amortization of intangible assets	576	—	—		576
Amortization of restricted stock awards	294	—	—		294
(Gain) loss on disposal of assets, net	(107)	199	—		92

	178,357	(29,914)	—		148,443

Operating income	49,535	(9,400)	—		40,135
Miscellaneous income, net	709	—	—		709
Interest expense	(33,547)	—	1,521	(d)	(32,026)
Loss on early extinguishment of debt	(4,770)	—	—		(4,770)

Income before income taxes	11,927	(9,400)	1,521		4,048
Income tax expense	4,716	(3,666)	593	(e)	1,643

Income from continuing operations	7,211	(5,734)	928		2,405
Preferred dividends including accretion of issuance cost of $65	2,444	—	—		2,444

Income from continuing operations available to common stockholders	$4,767	$(5,734)	$928		$(39)

Basic per share information:
Income from continuing operations available to common stockholders	$0.10				$0.00

Weighted average shares outstanding	48,655				48,655

Diluted per share information:
Income from continuing operations available to common stockholders	$0.10				$0.00

Weighted average shares outstanding	48,939				48,939

Dividends declared per share	$0.09				$0.09

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2004
(in thousands except for per share data)

		Spinoff of
		Publishing
		and Graylink
		Wireless	Pro Forma
	Historical	Businesses (a)	Adjustments		Pro Forma
Operating revenues:
Broadcasting (less agency commissions)	$206,802	$—	$—		$206,802
Publishing and other	38,148	(38,148)	—		—

	244,950	(38,148)	—		206,802

Expenses:
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	112,762	—	—		112,762
Publishing and other	27,262	(27,014)	—		248
Corporate and administrative	7,420	—	—		7,420
Depreciation	17,760	(1,303)	—		16,457
Amortization of intangible assets	751	(55)	—		696
Amortization of restricted stock awards	323	—	—		323
(Gain) loss on disposal of assets, net	(605)	41	—		(564)

	165,673	(28,331)	—		137,342

Operating income	79,277	(9,817)	—		69,460
Miscellaneous income, net	600	(37)	—		563
Interest expense	(31,353)	2	1,368	(d)	(29,983)

Income before income taxes	48,524	(9,852)	1,368		40,040
Income tax expense	19,042	(3,842)	533	(e)	15,733

Income from continuing operations	29,482	(6,010)	835		24,307
Preferred dividends, including accretion of issuance cost of $87	2,458	—	—		2,458

Income from continuing operations available to common stockholders	$27,024	$(6,010)	$835		$21,849

Basic per share information:
Income from continuing operations available to common stockholders	$0.54				$0.44

Weighted average shares outstanding	49,922				49,922

Diluted per share information:
Income from continuing operations available to common stockholders	$0.54				$0.43

Weighted average shares outstanding	50,471				50,471

Dividends declared per share	$0.09				$0.09

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2004
(in thousands except for per share data)

		Spinoff of
		Publishing
		and Graylink
		Wireless	Pro Forma
	Historical	Businesses (a)	Adjustments		Pro Forma
Operating revenues:
Broadcasting (less agency commissions)	$293,273	$—	$—		$293,273
Publishing and other	53,294	(53,294)	—		—

	346,567	(53,294)	—		293,273

Expenses:
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	158,305	—	—		158,305
Publishing and other	38,701	(38,353)	—		348
Corporate and administrative	11,662		—		11,662
Depreciation	23,656	(1,701)	—		21,955
Amortization of intangible assets	975	(55)	—		920
Amortization of restricted stock awards	512	—	—		512
(Gain) loss on disposal of assets, net	(451)	(45)	—		(496)

	233,360	(40,154)	—		193,206

Operating income	113,207	(13,140)	—		100,067
Miscellaneous income, net	1,016	(37)	—		979
Interest expense	(41,974)	2	1,436	(d)	(40,536)

Income before income taxes	72,249	(13,175)	1,436		60,510
Income tax expense	27,964	(5,138)	560	(e)	23,386

Income from continuing operations	44,285	(8,037)	876		37,124
Preferred dividends, including accretion of issuance cost of $87	3,272	—	—		3,272

Income from continuing operations available to common stockholders	$41,013	$(8,037)	$876		$33,852

Basic per share information:
Income from continuing operations available to common stockholders	$0.83				$0.68

Weighted average shares outstanding	49,643				49,643

Diluted per share information:
Income from continuing operations available to common stockholders	$0.82				$0.67

Weighted average shares outstanding	50,170				50,170

Dividends declared per share	$0.24				$0.24

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2003
(in thousands except for per share data)

		Spinoff of
		Publishing
		and Graylink
		Wireless
	Historical	Businesses (a)	Pro Forma
Operating revenues:
Broadcasting (less agency commissions)	$243,061	$—	$243,061
Publishing and other	52,310	(52,310)	—

	295,371	(52,310)	243,061

Expenses:
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	145,721	—	145,721
Publishing and other	37,566	(37,093)	473
Corporate and administrative	8,460	—	8,460
Depreciation	21,715	(2,018)	19,697
Amortization of intangible assets	5,622	(427)	5,195
Amortization of restricted stock awards	454	—	454
(Gain) loss on disposal of assets, net	1,155	(164)	991

	220,693	(39,702)	180,991

Operating income	74,678	(12,608)	62,070
Miscellaneous income, net	20	(53)	(33)
Interest expense	(43,337)	30	(43,307)

Income before income taxes	31,361	(12,631)	18,730
Income tax expense	17,337	(4,926)	12,411

Income from continuing operations	14,024	(7,705)	6,319
Preferred dividends, including accretion of issuance cost of $87	3,287	—	3,287

Income from continuing operations available to common stockholders	$10,737	$(7,705)	$3,032

Basic per share information:
Income from continuing operations available to common stockholders	$0.21		$0.06

Weighted average shares outstanding	50,111		50,111

Diluted per share information:
Income from continuing operations available to common stockholders	$0.21		$0.06

Weighted average shares outstanding	50,535		50,535

Dividends declared per share	$0.08		$0.08

See pro forma adjustment footnotes.

GRAY TELEVISION, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2002
(in thousands except for per share data)

		Spinoff of
		Publishing
		and Graylink
		Wireless
	Historical	Businesses (a)	Pro Forma
Operating revenues:
Broadcasting (less agency commissions)	$146,714	$—	$146,714
Publishing and other	51,926	(51,926)	—

	198,640	(51,926)	146,714

Expenses:
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	81,996	—	81,996
Publishing and other	37,381	(36,971)	410
Corporate and administrative	5,607	—	5,607
Depreciation	15,564	(2,226)	13,338
Amortization of intangible assets	2,164	(429)	1,735
(Gain) loss on disposal of assets, net	699	(15)	684

	143,411	(39,641)	103,770

Operating income	55,229	(12,285)	42,944
Appreciation in value of derivatives, net	1,581	—	1,581
Miscellaneous income, net	303	(114)	189
Interest expense	(35,674)	40	(35,634)
Loss on early extinguishment of debt	(16,838)	—	(16,838)

Income before income taxes	4,601	(12,359)	(7,758)
Income tax expense	1,896	(4,697)	(2,801)

Income (loss) from continuing operations	2,705	(7,662)	(4,957)
Preferred dividends, including accretion of issuance cost of $58	2,461	—	2,461
Preferred dividends associated with redemption of preferred stock	3,969	—	3,969

Loss from continuing operations available to common stockholders	$(3,725)	$(7,662)	$(11,387)

Basic per share information:
Loss from continuing operations available to common stockholders	$(0.17)		$(0.51)

Weighted average shares outstanding	22,127		22,127

Diluted per share information:
Loss from continuing operations available to common stockholders	$(0.17)		$(0.51)

Weighted average shares outstanding	22,127		22,127

Dividends declared per share	$0.08		$0.08

See pro forma adjustment footnotes.
Pro Forma Adjustment Footnotes
Spinoff of Publishing and Graylink Wireless Businesses:
(a)	To reflect the spinoff of our publishing and Graylink wireless businesses as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. All items represented under discontinued operations were specific to our publishing and Graylink wireless businesses and will be reported as discontinued operations in our historical financial statements beginning with our Annual Report on Form 10-K for the year ended December 31, 2005. Spinoff costs of $2.5 million were included in Gray’s financial statements for the nine months ended September 30, 2005.
Pro Forma Adjustments:
(b)	To reflect the transfer of $45.0 million distribution from TCM to Gray, including an estimated $5.0 million of fees and expenses relating to the transaction.

(c)	To reflect the pay down of a portion of Gray’s senior credit facility with the $45.3 million in cash transferred and the cash retained from TCM.

(d)	To reflect the net reduction in interest expense from the pay down of Gray’s senior credit facility with the proceeds from TCM using the average interest rates of the senior credit facility in effect, net of increased costs for unused commitment on that credit facility.

(e)	To reflect the income tax impact of the pro forma income statement adjustments at the blended federal and state statutory rate of 39.0%.
(c) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release, dated January 3, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gray Television, Inc.
Date: January 6, 2006	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Chief Financial Officer and Sr. Vice President